Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of RF Industries, Ltd. (the “Company”) on Form 10-K, for the fiscal year ended October 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Howard F. Hill, Chief Executive Officer and interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Howard F. Hill
Name:	Howard F. Hill
Its:	Chief Executive Officer and interim Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)

January 22, 2013